Exhibit 99.2

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne & Cancer November 2025

2 November 2025 Forward - Looking Statements and Disclaimer This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995 . All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others : the clinical development and therapeutic potential of denifanstat , TVB - 3567 or any other drug candidates or combination therapies developed by Sagimet ; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials ; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines ; that unfavorable new clinical trial data may emerge in other clinical trials of our product candidates ; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities ; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements ; and our ability to maintain and successfully enforce adequate intellectual property protection . These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission (SEC) and available at www . sec . gov . You should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in a dynamic industry and economy . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise .

3 November 2025 Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market Eduardo Martins Chief Medical Officer >20 years of leadership of large - scale multinational clinical trials & global teams in pharma and biotech Led clinical development team of cenicriviroc for MASH Thierry Chauche CFO >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek Chief Legal & Administrative Officer >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech Rob D’Urso Senior Vice President of New Products >20 years of US and global leadership experience in dermatology Marie O'Farrell Chief Scientific Officer >20 years of experience in R&D and translational medicine in biopharma and biotech Successfully guided development for multiple clinical programs

4 November 2025 Sagimet at a Glance • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states Unique MOA: FASN Inhibition • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endp oints with significant reduction in fibrosis • Pre - clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 clinical trial to evaluate the pharmacokinetics ථ (PK) and tolerability of a co mbination of denifanstat and resmetirom initiated in September 2025 ; data readout expected 1H 2026 Denifanstat in MASH TVB - 3567 in Acne • Our follow - on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First - in - human Phase 1 clinical trial initiated in June 2025 for development of an acne indication

5 November 2025 Strong IP, Cash Position, and Collaboration Potential • Denifanstat met all primary and secondary endpoints in Phase 3 clinical trial in patients with moderate to severe acne vulgaris in China conducted by license partner for China, Ascletis • Ascletis announced that it completed its pre - New Drug Application (NDA) consultation with China National Medical Products Administration (NMPA) and plans to submit an NDA soon to the NMPA • Denifanstat: • Method of use patent — 2036; potential PTE to 2041 • Composition of matter patent — 2032 • Combination of denifanstat and resmetirom: • Application filed 2024; if granted — 2044; potential PTE to 2048 • TVB - 3567: • Method of use application for TVB - 3567 for acne filed 2025; if granted — 2046 • Composition of matter patent — 2035; potential PTE to 2038 Cash Position • Nasdaq: SGMT; $125.5M cash on hand*, expected to fund current operations for 2 years Strategic Collaboration with Ascletis in Acne IP Portfolio *Cash, cash equivalents and marketable securities as of 09/30/2025

6 November 2025 Expected Milestone / Status Stage of Development Indication Therapeutic Area Phase 3 Phase 2 Phase 1 Preclinical Phase 2b met histology primary and multiple secondary endp oints , data announced 1Q2024 ; FDA Breakthrough Therapy designation; Phase 3 F2/F3 ready MASH Metabolic Disease Phase 1 hepatic impairment results reported 1Q 2024 Phase 1 clinical PK trial initiated in September 2025 Phase 1 FIH initiated in June 2025 Acne Dermatology Phase 3 met all primary and secondary endpoints, data announced June 2025; pre - NDA consultation completed with NMPA in October 2025* Identifying FASN - dependent tumor types for potential FASN inhibitor development Solid tumors Oncology Development Pipeline: Multiple Indications and Clinical Milestones * Trial conducted in China by Ascletis , who has licensed development and commercialization rights to all indications in Greater China. Denifanstat Denifanstat TVB - 3567 Denifanstat (ASC40) TVB - 3567 Denifanstat Denifanstat/resmetirom

7 November 2025 MASH • Complex disease with h eterogeneous patient population • Significant opportunity for differentiated MOA MASH: A Burgeoning Epidemic Note: MASH, or metabolic dysfunction - associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis. 1. Estes C, et al. J Hepatol. 2018;69(4):896 - 904. Estimated Patients in 20 30 1 United States 100.9 million Hepatocellular carcinoma Cirrhosis F4 25 thousand annual cases among MASLD population 3.5 million compensated and decompensated 27.0 million 10.6 million MASLD Metabolic Dysfunction - Associated Liver Disease MASH Metabolic Dysfunction - Associated Steatohepatitis MASH mod - adv F ibrosis F2 - F3

8 November 2025 Sagimet’s lead drug candidate, denifanstat, is a specific and potent inhibitor of FASN that functions through three independent mechanisms in MASH : FASN Inhibition Addresses Three Independent Mechanisms of MASH Development and Progression Blocking steatosis via inhibiting de novo lipogenesis in hepatocytes Reducing inflammation via preventing immune cell activation Blunting fibrosis via inhibiting stellate cell activation 1 2 3 INFLAMMATION FIBROSIS STEATOSIS Hepatocyte Kupffer cell Stellate cell CIRRHOSIS MALIGNANCY FASN FASN FASN Denifanstat

9 November 2025 FASN Inhibition Directly Blocks Human Liver Stellate Cell Function Stellate cells require DNL for fibrogenesis Denifanstat blocks stellate cell activation Denifanstat directly inhibits fibrogenic activity 1 Primary human stellate cell assay Denifanstat • Stimulated by TGF - beta to activate fibrogenesis • Denifanstat showed similar inhibition to positive control ALK5 inhibitor *p<0.05. DNL: de novo lipogenesis 1. O’Farrell M, et al. Sci Rep . 2022;12(1):15661. Sagimet Biosciences data on file. vehicle Alk5i 30 nM 100 nM 300 nM 1000 nM 0 20 40 60 Collagen / total protein (μg/mg) * * * * Denifanstat

Treatment Goals for MASH Across Fibrosis Staging


MASH STAGING
F1
F2
F3
F4 (Compensated)
Risk Staging based on:
• Fat
• Inflammation
• Fibrosis
• Liver & CV Events
LOW
MEDIUM
HIGH
VERY HIGH
Primary Treatment Objectives
Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight
Resolve Steatohepatitis
Prevent Fibrosis Progression / Induce Fibrosis Regression
Prevent Progression to Cirrhosis
Prevent Decompensation
Primary Therapeutic Interventions (based on Primary Objectives)
Metabolic & Obesity Drugs*
Anti-Fibrotic Drugs
Potent Anti-Fibrotic Drugs

Cusi K, et al. *Endocr Pract.* 2022;28(5):528-562. Rinella ME, et al. *Hepatology.* 2023;77(5):1797-1835. EASL, et al. *J Hepatol.* 2024;81(3):492-542.
*Metabolic drugs are anticipated to be background therapy for obesity and type 2 diabetes, and earlier stages of fibrosis

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Strong MASH Data Creates Opportunities to Reach Advanced Patient Populations

FASCINATE-2: Biopsy Trial Design Focused on Histological Endpoints

FASCINATE-2 Phase 2b trial design



Screening
Denifanstat (50 mg)
Placebo
Study Weeks
0
26
52
Baseline
Interim
Final
MRI-PDFF
Biomarkers
Biopsy
MRI-PDFF
Biomarkers
MRI-PDFF
Biomarkers
Biopsy

- Biopsy confirmed F2-F3 MASH patients (n=168)
- 52 weeks, 2:1 randomization to 50mg or placebo, double-blind
- Single pathology reader: Dr. Pierre Bedossa
- AI digital pathology: HistoIndex

Primary endpoints

- NAS ≥2 points improvement w/o worsening of fibrosis
- MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis

Selected secondary endpoints

- Improvement in liver fibrosis ≥1 stage without worsening of MASH as assessed by biopsy
- Digital AI pathology
- MRI-PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders)

AI: Artificial Intelligence, MRI-PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score.

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100

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13 November 2025 FASCINATE - 2: Baseline Characteristics Were Typical of the F2/F3 MASH Population Denifanstat , n=81 Placebo, n=45 Parameter 56.1 (+/ - 10.8) 59.6 (+/ - 10.9) Age , years 48 (59%) 27 (60%) Sex , female 73 (90%) 41 (91%) Race , White 27 (33%) 15 (33%) Ethnicity , Hispanic or Latino 34.6 (+/ - 6.1) 36.5 (+/ - 6.7) BMI , kg/m 2 55 (68%) 27 (60%) Type 2 diabetes 57 (+/ - 29) 67 (+/ - 33) ALT (alanine aminotransferase) U/L 48 (+/ - 29) 52 (+/ - 27) AST (aspartate aminotransferase) U/L 16.6 (+/ - 7.1) 19.0 (+/ - 7.0) Liver Fat Content (MRI - PDFF) , % 63 (78%) 34 (76%) Baseline liver biopsy NAS ≥ 5 34 (42%) / 47 (58%) 22 (49%) / 23 (51%) Baseline liver biopsy F2/F3 38 (47%) 21 (47%) Statin (at baseline) 12 (15%) 4 (9%) GLP1 - RA (at baseline) 96 ( +/ - 34) 103 ( +/ - 39) LDL , mg/dL 173 ( +/ - 79) 153 ( +/ - 67) Triglycerides , mg/dL 9.6 ( +/ - 0.8) 9.8 ( +/ - 0.8) ELF (Enhanced Liver Fibrosis) Score 0.6 (0.20) 0.6 (0.19) FAST ( Fibroscan AST) Score Modified intent - to - treat population ( mITT ) includes all patients with paired biopsies. Data are mean (SD) or n (%) Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100

Primary Endpoints: Liver Biopsy

Denifanstat Achieved Statistical Significance at Week 52

NAS ≥ 2 points improvement*
w/o worsening of fibrosis



% Response
16%
38%
p=0.0035
Placebo
n=56
Denifanstat
n=112
% Response
20%
52%
p=0.0003
Placebo
n=45
Denifanstat
n=81

ITT population **mITT population**

MASH resolution + NAS ≥ 2 improvement
w/o worsening of fibrosis



% Response
11%
26%
p=0.0173
Placebo
n=56
Denifanstat
n=112
% Response
13%
36%
p=0.0044
Placebo
n=45
Denifanstat
n=81

ITT population **mITT population**

Cochran-Mantel-Haenszel Test – two sided at the 0.05 significance level. * ≥1-point improvement in ballooning or inflammation.

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100

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Secondary Endpoints: Liver Fibrosis and MASH Resolution

Denifanstat Achieved Statistical Significance at Week 52


Improvement in liver fibrosis ≥ 1 stage
& no worsening of MASH at Week 52
% response
18%
41%
p=0.0102
Placebo
n=45
Denifanstat
n=81
mITT population


Resolution of MASH
w/o worsening of fibrosis
% response
16%
38%
p=0.0043
Placebo
n=45
Denifanstat
n=81
mITT population

Cochran-Mantel-Haenszel Test – Two sided at the 0.05 significance level

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100

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16 November 2025 Secondary Endpoints: Liver Fibrosis *One sided at the 0.05 significance level, **Two sided at the 0.05 significance level Denifanstat Achieved Statistically Significant Improvement of Fibrosis p - value Denifanstat Placebo Subgroup Fibrosis Endpoints 0.040** 30% 14% ITT > 1 stage improvement in fibrosis w/o worsening of MASH 0.0102** 41% 18% mITT 0.0032** 49% 13% F3 0.0065** 20% 2% mITT > 2 stage improvement in fibrosis w/o worsening of MASH 0.0065** 34% 4% F3 0.0386* 5% 11% mITT Progression to cirrhosis (F4) Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. Loomba R, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_impro vement_and_MASH_resolution_in_FASCINATE - 2_a_Ph2b_52_week.pdf

17 November 2025 Denifanstat Achieved Statistically Significant VCTE Improvement at Weeks 26 and 52 FASCINATE - 2 Phase 2b Sagimet Biosciences data on file. FASCINATE - 2 posthoc analysis. mITT population. Chi - square test. VCTE: Vibration - controlled transient elastography. VCTE <=30% means magnitude of decline from baseline p=0.0009  % response % response p=0.02  Week 26 VCTE <= - 30% and VCTE < 10 KPa Week 52 VCTE <= - 30% and VCTE < 10 KPa

Additional Fibrosis Analysis Using AI-based Digital Pathology

Digital Imaging Showed that Denifanstat Significantly Reduced Fibrosis in Advanced Patients

Pre-Treatment Pt A
NASH-CRN Fibrosis stage F3



Denifanstat

Post-Treatment Pt A
NASH-CRN Fibrosis stage F1




qFibrosis Continuous Value
Change from Baseline
Placebo
n=45
Denifanstat
n=81
0.10
LS mean change
p=0.0023
-0.30

*One sided at the 0.05 significance level

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100

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19 November 2025 qFibrosis Zonal Analysis Demonstrated that Denifanstat Improves Parameters Linked to Liver Outcomes Zone 1 Zone 2 Zone 3 Central Vein Portal Vein HA BD Response at the individual zonal parameter level was defined as ”at least” 30% relative decrease from baseline. 2. Rinella M, et al. Presented at: AASLD 2024; November 15 - 19, 2024; San Diego, CA. Abstract 0170. Fibrosis Improvement by Zones (Response Rate Ratio) 2 Changes in periportal and portal zones have been correlated with liver outcomes and mortality by analysis of liver biopsies (n=452) from SteatoSITE study 1 1. Kendall TJ, et al. Liver Int. 2024;44(10):2511 - 2516.

20 November 2025 Differentiated Mechanism of Action • In vitro data demonstrates that denifanstat reduces pro - fibrotic signaling in stellate cells , suggesting that denifanstat has the potential to remove fibrotic scar tissue and reestablish the basal extracellular matrix ( ECM ) scaffold even in cirrhotic (F4) patients 1 • Hepatocytes continue to be functional, and patients frequently have increased liver fat Clinical Data • PK profiles in cirrhotic (F4) patients in the Phase 1 impaired hepatic function study 3 • Positive impact on advanced fibrosis in patients in FASCINATE - 2 4 , including qF4 (quantification of fibrosis stage 4) patients based on AI - based digital pathology 5 Next Step • Potential Phase 2 proof of concept in F4 patients Denifanstat Potential in Cirrhotic (F4) Patients ~20% of Patients Progress to Cirrhosis 2 MASH MASH with fibrosis Histological features of MASH Steatosis > 5% Hepatocyte ballooning Lobular inflammation Cirrhosis 1. Kamm DR, McCommis KS. J Physiol. 2022;600(8):1825 - 1837. 2. Sheka AC, et al. JAMA. 2020;323(12):1175 - 1183 . 3. Sagimet Biosciences data on file. CLIN - 009. 4. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. 5. Sagimet Biosciences data on file. FASCINATE - 2 HistoIndex .

85% of qF4 Patients on Denifanstat Showed 1 to 2-Stage Reductions in Fibrosis



Placebo
qF4 at baseline
qFibrosis continuous value
5
4
3
2
1
Pre
(n=3)
Post
(n=3)



Denifanstat
qF4 at baseline
qFibrosis continuous value
5
4
3
2
1
Pre
(n=13)
Post
(n=13)

11/13 (85%) qF4 patients decreased by 1 or 2 qfibrosis stages measured by AI-based pathology

5/11 of qF4 patients showed ≥1 stage fibrosis regression, with 4 of these being 2-stage, measured by conventional pathology

- AI may detect fibrosis regression at an earlier point in time, compared to conventional pathology
- qF4 population (defined on AI platform by HistoIndex) are likely the most advanced subgroup of F3 patients in Phase 2b study

Sagimet Biosciences data on file. FASCINATE-2 HistoIndex.

SAGIMET BIOSCIENCES November 2025 21

FASCINATE-2: Safety

Denifanstat Was Generally Well-Tolerated

Event n (%)	Placebo (n=56)	Denifanstat 50mg (n=112)	Total (n=168)
Any adverse event (AE)	46 (82.1)	99 (88.4)	145 (86.3)
Adverse event related to denifanstat or placebo	20 (35.7)	51 (45.5)	71 (42.3)
Serious adverse event	3 (5.4)	13 (11.6)	16 (9·5)
TEAE leading to study drug discontinuation	3 (5.4)	22 (19.6)	25 (14.9)
Adverse events affecting ≥ 10% of patients			
COVID-19	6 (10.7)	19 (17.0)	25 (14.9)
Dry eye	8 (14.3)	10 (8.9)	18 (10.7)
Hair thinning	2 (3.6)	21 (18.8)	23 (13.7)

- No DILI (drug-induced liver injury) signal and no muscle wasting were detected, and GI (gastrointestinal) effects were comparable to placebo
- AE of hair thinning stabilized with a 2-to-4 week dose pause and then reversed with down titration or study completion
  - Only 7% of patients discontinued from the study with treatment-related hair thinning. Hair thinning in patients receiving GLP-1 ranges from 7% to 10% [1,2]
  - In two previous clinical studies of denifanstat, 2% of the patients on denifanstat experienced hair thinning at 50mg [3]

1. Wadden TA, et al. *Nat Med.* 2023;29(11):2909-2918. 2. Daniel S, et al. *J Drugs Dermatol*. 2025;24(4):413-415. 3. Sagimet Biosciences data on file. FASCINATE-1. Phase 2a study of denifanstat in acne conducted by Ascletis in China

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100

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Denifanstat Decreased Liver Fat by MRI-PDFF and Reduced FAST Score

Denifanstat Achieved Statistical Significance



MRI-PDFF
≥ 30% Relative Reduction, Week 52
% response
21%
65%
p<0.0001
Placebo
n=38
Denifanstat
n=69

≥30% reduction: Cochran-Mantel-Haenszel Test. Relative reduction: Mixed-effects Model for Repeated Measures. mITT population. Two sided at the 0.05 significance level.



FAST
Change from Baseline
Week 26
Week 52
Placebo
n=42
Denifanstat
n=76
Placebo
n=40
Denifanstat
n=73
LS mean change
-0.10
p<0.0001
-0.20
-0.10
p<0.0001
-0.30

Mixed-effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population.

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100. Sagimet Biosciences data on file.

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24 November 2025 Secondary Endpoints: Liver Enzymes Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population Denifanstat Decreased ALT and AST Levels ALT Percent Change from Baseline AST Percent Change from Baseline - 2.70 - 16.20 - 23.10 - 30.60 LS mean change p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 LS mean change p=0.018 p=0.027 Week 26 Week 52 Week 26 Week 52 Placebo n=45 Denifanstat n=80 Placebo n=43 Denifanstat n=80 Placebo n=45 Denifanstat n=79 Placebo n=43 Denifanstat n=80 Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090 - 1100. Sagimet Biosciences data on file.

25 November 2025 Cardiometabolic Health mITT population. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. *p<0.05, **p<0.01, ***p<0.001 . 1 For LDL - c, baseline > 100 mg/dL. Denifanstat Decreased LDL - c Levels and Increased Polyunsaturated Triglycerides LDL - c 1 Change from Baseline Saturated TG Polyunsaturated TG Week 26 Week 52 p>0.05 Mean change, mg/dL n=27 n=32 - 1.80 - 9.10 - 12.60 - 23.10 Placebo Denifanstat p>0.05 - 1.80 n=27 n=32 p>0.05 Loomba R, et al. Presented at: EASL 2024; June 5 - 8, 2024; Milan, Italy. https://sagimet.com/wp - content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_impro vement_and_MASH_resolution_in_FASCINATE - 2_a_Ph2b_52_week.pdf Sagimet Biosciences data on file.

Denifanstat Reduced De Novo Lipogenesis


Tripalmitin
Change from Baseline
Week 4
Week 13
Placebo n=52
Denifanstat n=111
Placebo n=51
Denifanstat n=107
LS mean change (ug/mL)
-0.4
p=0.001
-2.4
-0.1
p=0.005
-2.2

Tripalmitin:

- A saturated triglyceride which is a biomarker of DNL inhibition
- Reduced by denifanstat as early as week 4 of treatment

Next steps

- Continue the development of tripalmitin and additional markers as potential biomarker(s) of treatment response for denifanstat

Two sided at the 0.05 significance level, ITT population

Loomba R, et al. Presented at: EASL 2024; June 5-8, 2024; Milan, Italy. https://sagimet.com/wp-content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_improvement_and_MASH_resolution_in_FASCINATE-2_a_Ph2b_52_week.pdf
Sagimet Biosciences data on file.

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Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes

- MASH is a multi-faceted disease and patients may benefit from being matched with optimal treatments
- Two approaches using blood tests are undergoing further evaluation
  - Drug response: 1-2 months after taking drug, tripalmitin identifies patients responding to drug treatment
  - Potential predictive marker: before taking drug, signature of 6 blood metabolites enriches for responders[1]



Blood test for drug response (e.g. tripalmitin)
denifanstat
On-treatment 1-2 months
denifanstat
Clinical response rate
Blood test for predictive marker
Pre-treatment
denifanstat
Clinical response rate

1. Signature has 6 metabolites: ursodeoxycholic acid, DL-2-aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D(-)-2-aminobutyric acid, PC(0-18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%.

Sagimet Biosciences data on file.

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Combination Therapy Development Program for MASH

29 November 2025 Combination of FASN Inhibitor and Semaglutide Improved Histological Features in MASH Mouse Model - SMA: a marker of activated hepatic stellate cells NC VEH FASN SEMA COMBO 0 5 10 s c o r e Phenotypic Fibrosis Composite Score * ** NS Fibrosis NC VEH FASN SEMA COMBO In a mouse model, combination treatment showed: 1) an additive effect on fibrosis reduction, 2) a direct impact on stellate cells, and 3) a synergistic effect on NAS reduction * p <0.05, ** p<0.01, *** p<0.001, ### p<0.001 GUBRA DIO MASH mice. PSR images were analyzed by FibroNest ( PharmaNest ), all scores shown with parenchymal correction NS: not significant; NC: Normal chow diet control, VEH: MASH vehicle control, FASN: TVB - 3664 (FASN inhibitor), SEMA: semaglutide , COMBO: TVB - 3664/ semaglutide Tsai WW, et al. Presented at: AASLD 2023; November 10 - 14, 2023; Boston, MA. Abstract 2400 - C.

Patient Subset on Stable GLP1-RA at Baseline: Liver Biopsy

FASCINATE-2 Phase 2b - Denifanstat Improved MASH Resolution and Fibrosis


Resolution of MASH
w/o worsening of fibrosis
42%
p=0.103
% response
0%
Placebo + GLP1
n=4
Denifanstat + GLP1
n=12

Cochran-Mantel-Haenszel Test – One sided at the 0.05 significance level. mITT population
GLP patients were on stable dose for 6 months prior to first biopsy


Improvement in liver fibrosis ≥ 1 stage
w/o worsening of MASH
42%
p=0.034
% response
0%
Placebo + GLP1
n=4
Denifanstat + GLP1
n=12

AI digital pathology results also supports fibrosis improvement in patients receiving GLP1 and denifanstat

Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100.
Loomba R, et al. Presented at: EASL 2024; June 5-8, 2024; Milan, Italy. https://sagimet.com/wp-content/uploads/2024/06/Denifanstat_a_fatty_acid_synthase_FASN_inhibitor_shows_significant_fibrosis_improvement_and_MASH_resolution_in_FASCINATE-2_a_Ph2b_52_week.pdf

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30

Mechanism of Action Supports Combination Therapy Opportunity

Potential improved clinical outcome for patients with combination therapy of denifanstat, a fat synthesis inhibitor + a fat oxidizer (THR-beta agonist)

Combination therapy potential:

- Denifanstat MOA complementary to other MOAs – THR-beta, GLPs
- Opportunity for fixed dose combinations with other oral medications

Hypothesis: distinct and complementary mechanisms of the combination lead to synergistic effect

Preclinical combination studies in mouse models showed beneficial impact of FASN inhibitor + resmetirom combination on histology and MASH biomarkers[1]

		 Liver fat (hepatocyte)	 Fibrosis (stellate cell)
Denifanstat Reduces de novo Lipogenesis	Sugar → FASN → Fatty acids	**Direct** - decreases de novo lipogenesis	**Direct** – decreases fibrogenesis in stellate cells, liver fat and lipotoxicity
Resmetirom Increases mitochondrial beta-oxidation	Fatty acids → THR-β  → Metabolized	**Direct** - increases fatty acid oxidation and improves mitochondrial function	**Indirect** – decreases fibrosis due to decreased liver fat and lipotoxicity

MOA- Mechanism of Action

1. Tsai WW, et al. Presented at: EASL 2024; June 5-8, 2024; Milan, Italy. https://sagimet.com/wp-content/uploads/2024/06/2024-EASL-poster-GAN-model-final.pdf

Tsai WW, et al. Presented at: EASL 2024; June 5-8, 2024; Milan, Italy. https://sagimet.com/wp-content/uploads/2024/06/2024-EASL-poster-TNO-model-final.pdf

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Potential Benefits of Combination Therapy in Advanced MASH Patients

A combination product could potentially offer an opportunity to serve patient groups with the strongest need of treatment, including those with stage 4 fibrosis

Characteristic	Denifanstat [1]	Resmetirom [2]	Potential Combination
Mechanism	**Direct** – decreases de novo lipogenesis **Direct** – decreases fibrogenesis in stellate cells, liver fat and lipotoxicity	**Direct** – increases fatty acid oxidation **Indirect** – decreases fibrosis due to decreased liver fat and lipotoxicity	Potential synergies in the MOA Note: THR-beta upregulates FASN
Formulation	Oral	Oral	Oral
Dosing	Once daily	Once daily	Once daily Fixed-Dose Combination (FDC)
Clinical Data	Met both primary endpoints in Phase 2b trial with significant reduction in fibrosis	Phase 3 data supported FDA approval for treatment of non-cirrhotic MASH	Potential synergistic effect

Note: These data are placebo-adjusted, derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

1. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100. 2. Harrison SA, et al. *N Engl J Med*. 2024;390(6):497-509.

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33 November 2025 Step 1 - Phase 1 PK trial for combination of denifanstat and resmetirom • PK to evaluate any drug/drug interaction • Assess safety/tolerability • Confirm optimal combination dose levels for later clinical efficacy study in MASH Step 2, subject to consultation with regulatory authorities - Phase 2 clinical combination study with denifanstat and resmetirom in F4 MASH patients • At least 52 weeks combination treatment • Non - invasive biomarkers for early readout to show potential beneficial impact of the combination • Primary endpoint: liver biopsies Potential Clinical Development Program for Denifanstat and Resmetirom Combination Phase 1 started in September 2025 Phase 2 trial design will be informed by the results of the Phase 1 trial

Attractiveness of a Potential Denifanstat/Resmetirom Combination

Denifanstat in MASH	• Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction-associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endpoints with significant reduction in fibrosis [1]
Potential of a Fixed Dose Combination	• Pre-clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom [2] • Combination of a Phase 3-ready drug candidate, with the first drug approved for MASH • IP for the combination of denifanstat and resmetirom: • Application filed 2024; if granted—2044; potential PTE to 2048 • Potential oral, once-daily product • Potential to address an unmet need in MASH advanced patients (F4)
Next Steps	• Phase 1 clinical trial to evaluate the pharmacokinetics (PK) and tolerability of a combination of denifanstat and resmetirom initiated in September 2025; data readout expected 1H 2026 • If the outcome of this Phase 1 trial is positive, will explore moving into the development of a combination product for patients living with MASH • Prudent deployment of resources with quick path to go/no go decision

1. Loomba R, et al. Lancet Gastroenterol Hepatol. 2024;9(12):1090-1100.
2. Tsai WW, et al. Presented at: EASL 2024; June 5-8, 2024; Milan, Italy. https://sagimet.com/wp-content/uploads/2024/06/2024-EASL-poster-GAN-model-final.pdf
Tsai WW, et al. Presented at: EASL 2024; June 5-8, 2024; Milan, Italy. https://sagimet.com/wp-content/uploads/2024/06/2024-EASL-poster-TNO-model-final.pdf

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FASN Inhibition Offers Potential Benefit in Multiple Indications: Acne

36 November 2025 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

Acne Pathogenesis and Potential Role of FASN Inhibitors

Multifactorial pathogenesis of acne involves 4 key aspects:

- Increased sebum in sebaceous glands (80% of lipids produced through DNL)
- Abnormal or excessive follicular hyper-keratinization
- Accelerated bacterial growth (C. acnes)
- Localized inflammatory response

FASN is an attractive therapeutic target for acne

- Denifanstat directly reduced cutaneous (skin) sebum DNL lipids in two Phase 1 studies
- FASN inhibition has potential to reduce inflammation, through decreasing cytokine secretion and Th17 activation[1]

FASN

↓

Palmitate / sapienic acid

↓

Lipid synthesis
Sebum production



Skin Surface
Hair
Sebum (oil)
Sebaceous gland
Inflammation
Pimple
Sebaceous gland
Skin Without Acne
Skin With Acne

Heng AHS, Chew FT. *Sci Rep*. 2020;10(1):5754.

1. O'Farrell M, et al. *Sci Rep*. 2022;12(1):15661.

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Acne Market Overview

Global acne market is expected to reach $17B in next decade[1]



Blackheads
Whiteheads
Papules & Pustules
Cysts & Nodules
Mild
Severe

5.1 million US acne patients are treated by dermatologists annually (total US acne market is 50 million people)[2,3]

- Acne is the #1 or #2 patient concern in dermatology offices and 65%+ of patients in dermatology offices have private insurance[4]
- Although acne treatments are currently available, dermatologists are open to new therapies (Seysara® Tablets & Winlevi® Cream)
- There is no cure for acne; due to its pathology, most patients require chronic management and multiple courses for flare control annually

Acne patients visiting a dermatologist are aligned to potential positioning of FASN inhibitor[4]

- 70% of patients presenting to dermatologists have moderate to severe disease[4]
- Approximately 70% of patients have inflammatory lesions, and 16% of patients are post-menopausal women[3]

1. www.expertmarketresearch.com/reports/acne-treatment-market
2. Bickers DR, et al. *J Am Acad Dermatol.* 2006;55(3):490-500. 3. American Academy of Dermatology. Burden of skin disease. 2017. www.aad.org/BSD.
4. Sagimet Biosciences data on file. Market research conducted in July 2024 among 50 dermatologists.

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39 November 2025 Moderate to Severe Disease Mild Disease Acne Treatment Algorithm • Most acne patients receive skin care routines that include OTC cleansers and moisturizers to address AEs associated with their treatment Disease management involves flare and prevention intervention Treatment includes topical agents used as mono - therapy, combination therapy, or with fixed dosed combination products Main topical therapy categories • Retinoids • Benzoyl Peroxide • Antibiotics • Clascoterone • Salicylic Acid • Azelaic Acid Treatment approach adds oral products on top of the topical agents Main oral therapy categories: • Antibiotics (tetracyclines, sarecycline ) • Hormonal contraceptives • Spironolactone (off - label) • Intralesional corticosteroids Severe (cystic) patients are generally managed with isotretinoin (Accutane®) Main therapy categories: • Isotretinoin Severe (Cystic) Disease

40 November 2025 Clinical Data Support Mechanism of Action of a FASN Inhibitor in Acne • FASN inhibitor demonstrated a >90% reduction in sebum lipids by day 15 1,2 • FASN inhibitor maintained the reduced level of sebum lipids through the entire study 1,2 • FASN inhibitor demonstrated a dose responsive impact on sebum lipids 1,2 Note: denifanstat dose in this Phase 1 trial in cancer patients is several times higher than 50 mg dose tested in acne and MASH I n multiple Phase 1 trials, FASN inhibitor demonstrated a decrease in DNL sebum lipids 1 - 3 1. Duke G, et al. Presented at: EASL 2017; April 19 - 23, 2017; Amsterdam, The Netherlands. https://sagimet.com/wp - content/uploads/2017/05/3VBIO_EASLposter.pdf. 2. Falchook G, et al. EClinicalMedicine . 2021;34:100797. 3. Duke G, et al. Presented at: AASLD 2016; November 11 - 15, 2016; Boston, MA. https://sagimet.com/wp - content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf. Days on therapy (# of subjects) Phase 1 oncology trial Sebutape® assessment of cutaneous sebum lipids 1,2

41 November 2025 Ascletis Acne Phase 3 Clinical Trial Design • Moderate to severe acne • Multi - center placebo controlled • 1 :1 randomization • D ouble - blind • Once daily oral dosing • 480 patients in China Primary endpoints at week 12 • % patients who receive IGA success (defined as at least a 2 - point reduction in IGA from baseline, and an IGA of 0 or 1 at week 1 2) • % change of total lesion counts from baseline • % change of inflammatory lesion counts from baseline Key secondary endpoint at week 12 • % change of non - inflammatory lesion counts from baseline Screening Placebo N=240 Denifanstat (50mg) N=240 Day 1 Week 12 Primary Efficacy Denifanstat (50mg) N=240 Safety Ph3 Double blind study 1 Ph3 Open label safety study 2 Week 12 Week 52 Denifanstat Phase 3 in acne 1. ClinicalTrials.gov. NCT06192264. Study ASC40 - 303. https://clinicaltrials.gov/study/NCT06192264. 2. ClinicalTrials.gov. NCT062 48008. Study ASC40 - 304. https://clinicaltrials.gov/study/NCT06248008.

42 November 2025 Ascletis Acne Phase 3 Clinical Trial: All Primary and Secondary Endpoints Met Placebo (n=240) 50mg denifanstat (n=240) Baseline Characteristics 102.1 102.2 Total lesion count 43.1 42.1 Inflammatory lesion count 85.8 85.8 IGA=3 (moderate), % 14.2 14.2 IGA=4 (severe), % p value 50mg denifanstat (placebo adjusted) Placebo (n=240) 50mg denifanstat (n=240) Efficacy endpoints 1 <0.0001 18.6 14.6 33.2 % Treatment success [IGA] 2 (primary endpoint) <0.0001 - 22.0 - 35.4 - 57.4 % Change in total lesion count (primary endpoint) <0.0001 - 20.3 - 43.2 - 63.5 % Change in inflammatory lesion count (primary endpoint) <0.0001 - 23.0 - 28.9 - 51.9 % Change in non - inflammatory lesion count (key secondary endpoint) <0.0001 - 22.1 - 36.2 - 58.3 Absolute change in total lesion count (secondary endpoint) <0.0001 - 8.2 - 18.4 - 26.6 Absolute change in inflammatory lesion count (secondary endpoint) Baseline demographics and efficacy endpoints of 50 mg denifanstat oral, once daily for 12 weeks versus Placebo (Intent - to - treat, ITT analysis change from baseline). 1. The efficacy data are LSMEANs. 2. Treatment success is defined as an Investigator’s Global Assessment (IGA) score of 0 (clear) or 1 (almost clear) with at leas t a 2 - point decrease from baseline.

43 November 2025 Ascletis Acne Phase 3 Clinical Trial Safety Data Denifanstat 50mg was generally well tolerated during the 12 - week study Treatment - emergent adverse events (TEAEs) : • TEAE incidence rates were comparable between denifanstat and placebo • Only two categories of TEAEs had an incidence rate of 5% or more: • Dry eye (investigator reported as “dry eye” or “xerophthalmia”) in 10.9% of denifanstat - treated subjects vs 8.0% in the placebo group* • Dry skin reported in 6.3% of denifanstat - treated subjects vs 2.9% in the placebo group Adverse events (AEs) : • All denifanstat - related AEs were mild or moderate • No denifanstat - related grade 3 or 4 AEs • No denifanstat - related serious AEs (SAEs) • No deaths were reported * The classifications of “dry eye” or “xerophthalmia” were not related to the AE grade.

Second FASN Inhibitor TVB-3567 Entered FIH Phase 1

Phase 1 clinical trial initiated June 2025

A double-blind, randomized, placebo-controlled trial to assess the safety, tolerability, pharmacokinetics and pharmacodynamics of single and multiple ascending doses of TVB-3567 in healthy and acne participants

- **Includes sebum analysis as pharmacodynamic readout**

PART	DESIGN	PLANNED # of PARTICIPANTS
A	SAD	~56
B	Food effect	~12
C	MAD	~32
D	MAD/ACNE	~28

Sebumeter



Quantity of Sebum

Sebutape



Quality* of Sebum

Note: SAD = Single ascending dose. MAD = Multiple ascending dose

Each SAD/MAD cohort planned to include 6 participants on active and 2 on placebo. * Lipidomic analysis with focus on FASN-derived lipids.

ClinicalTrials.gov. NCT06989840. Study SB3567-CLIN-001. https://clinicaltrials.gov/study/NCT06989840.

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45 November 2025 Potential Clinical Development Program for TVB - 3567 in Acne Step 1 - Phase 1 first - in - human pharmacokinetic (PK) clinical trial of TVB - 3567 in healthy volunteers • PK and pharmacodynamics (PD) evaluation to confirm profile • Assess safety/tolerability • Confirm potential doses for an acne Phase 2 trial Step 2 - Phase 2 clinical trial in moderate to severe acne patients • Upon completion of Phase 1, will consult with regulatory authorities regarding Phase 2 trial design, with goal of initiating Phase 2 trial in 2026 • Phase 2 trial design will be informed by the results of the Phase 1 trial, anticipate a 12 - week dose ranging study in moderate to severe acne patients with lesion reduction, treatment success (IGA) as endpoints Phase 1 trial initiated in June 2025 Goal to initiate Phase 2 trial in 2026, subject to consultation with regulatory authorities and outcome of Phase 1 trial

46 November 2025 Attractiveness of FASN Inhibition in Acne • First - in - human Phase 1 clinical trial of TVB - 3567 initiated in June 2025 for development in acne • Upon completion of TVB - 3567 Phase 1, will consult with regulatory authorities regarding Phase 2 trial design, with goal of initiating TVB - 3567 Phase 2 in 2026 • Plan to consult with US FDA by early 2026 on the potential use of Ascletis Phase 3 data for the development of denifanstat in acne (e.g., as one of two registrational trials) FASN Inhibition in Acne Potential of TVB - 3567 in Acne Development Pathways • Oral FASN inhibitors offer a novel mechanism of action for the potential treatment of moderate to severe acne • Denifanstat met all primary and secondary endpoints in Phase 3 clinical trial in patients with moderate to severe acne vulgaris in China ; Denifanstat was generally well tolerated • Acne market in dermatology is large (>50m people in the US) and aligned to those patients most likely to be prescribed an oral FASN inhibitor • TVB - 3567 IP: • Method of use application for TVB - 3567 for acne filed 2025; if granted — 2046 • Composition of matter patent — 2035; potential PTE to 2038

FASN Inhibition Offers Potential Benefit in Multiple Indications: Oncology

48 November 2025 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

FASN Is Integral to Tumor Cell Proliferation and Survival

FASN dependence

- Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes
- Strategy ➡ kill tumor cells and/or avoid drug resistance by combination of FASN inhibitor with drugs that inhibit driver oncogenes

Foundational Phase 1*

- 136 heavily pretreated patients received denifanstat
- Recommended Phase 2 dose defined
- Promising clinical activity consistent with proposed mechanism
  - KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT (p<0.02), and 91% KRASM had stable disease



Acetyl-CoA
Malonyl-CoA
Specific oncogenic drivers are FASN-dependent
FASN
Palmitate
Prevents lipid peroxidation and stress induced death
Saturated fatty acids for lipid rafts and membranes
Protein modification and localization/ function
Receptor localization and signaling
pS6
mTOR
AKT
PI3K
KRAS-4A
RTK e.g.MET, VEGFR
Lipid rafts

Dietary fatty acids cannot compensate for de novo synthesized palmitate

KRASM – KRAS mutant. KRASWT- KRAS wild type

* Falchook G, et al. *EClinicalMedicine*. 2021;34:100797.

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50 November 2025 GBM Prostate HCC NSCLC KRASM Cancer Program Focuses on 4 FASN - Dependent Tumor Types GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC (non small cell lung cancer) 1. ClinicalTrials.gov. NCT05743621. https://clinicaltrials.gov/study/NCT05743621 . 2. Wang H, et al. Hepatology. 2022;76(4):951 - 966. 3. Liu Y, et al. Lung Cancer . 2021;153:73 - 80. 4. O’Farrell M, et al. Presented at: AARC 2016; April 16 - 20, 2016; New Orleans, LA. Abstract LB - 214. 5. Kelly W, et al. Clin Cancer Res. 2023;29(13):2419 - 2425. 6. ClinicalTrials.gov. NCT05118776. Study ASC40 - 301. https://clinicaltrials.gov/study/NCT05118776. Phase 2 completed Positive investigator sponsored Phase 2 results 5 Ascletis announced cessation of China GBM program in August 2025 6 Status Type Phase 1 ongoing Investigator Sponsored at Weill Cornell, denifanstat combination with enzalutamide 1 Phase 1 results expected 1H2027 Preclinical and translational work completed Patient selection strategy by bioinformatics on primary samples Positive preclinical combination results 2 Phase 2 - ready Preclinical and clinical evidence Positive preclinical combination with KRAS inhibitor 3 Encouraging monotherapy Phase 1 results with denifanstat 4 Phase 2 - ready

51 November 2025 Sagimet at a Glance • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states Unique MOA: FASN Inhibition • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endp oints with significant reduction in fibrosis • Pre - clinical data demonstrated synergistic effect of combination of FA SN inhibitor and resmetirom • Phase 1 clinical trial to evaluate the pharmacokinetics ථ (PK) and tolerability of a combi nation of denifanstat and resmetirom initiated in September 2025; data readout expected 1H 2026 Denifanstat in MASH TVB - 3567 in Acne • Our follow - on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First - in - human Phase 1 clinical trial for development of an acne indication initiated in June 2025